UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2011

Annual

Repor t

Western Asset

Money Market Fund

Western Asset

Government Money Market Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Partners Money Market Trust

Funds’ objective

Each Fund seeks maximum current income and preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Money Market Fund and Western Asset Government Money Market Fund for the twelve-month reporting period ended August 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

The Board of Trustees of Western Asset Money Market Fund approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund. Final liquidation of the Fund will occur no later than June 30, 2012. The liquidation of the Fund will occur in multiple stages, which commenced with the liquidation of Class I shares in August 2010.

It is expected that all share classes of the Fund, other than Class I, will continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund until final liquidation. The Fund is closed to new investors. Fund shareholders were previously provided with additional information relating to the liquidation, including possible tax consequences to shareholders.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

Legg Mason Partners Money Market Trust	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended August 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, concerns related to the raising of the U.S. debt ceiling and the downgrading of U.S. government securities resulted in increased investor risk aversion. However, overall, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. While the rate held steady in August, the U.S. Department of Labor reported that there was zero net job growth during the month, the worst monthly result since September 2010. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and nearly 43% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. While existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”), existing-home sales declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. Following a modest 0.6% increase in June, sales then fell 3.5% in July and moved 7.7% higher in August. At the end of August, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus a 9.5 month supply in July. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $168,300 in August 2011, down 5.1% from August 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector grew twenty-five consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading fell to 53.5, partially attributed to supply disruptions triggered by the March

IV	Legg Mason Partners Money Market Trust

Investment commentary (cont’d)

earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July and 50.6 in August — the latter being the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in August.

Financial market overview

While stocks and lower-quality bonds generated strong results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July and August 2011, when concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and Standard & Poor’s (“S&P”) downgrade of U.S. Treasuries from AAA to AA+ negatively impacted investor sentiment.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, after the end of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012. The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Fixed-income market review

The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in September and October. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased from June through August given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the S&P rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended August 31, 2011. When the period began, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively. In the beginning of the reporting period, yields initially moved

Legg Mason Partners Money Market Trust	V

higher given expectations for stronger growth in 2011 and the potential for rising inflation, with two- and ten-year Treasury yields peaking at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the remainder of the period due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.19% on several occasions in August 2011. Ten-year Treasuries reached their reporting period trough of 2.07% on August 19, 2011. When the period ended on August 31, 2011, two-year Treasury yields were 0.20% and ten-year Treasury yields were 2.23%.

The yields available from money market securities remained extremely low during the reporting period given continued historically low short-term interest rates.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Money Market Trust 2011 Annual Report	1

Fund overview

Q. What is each Fund’s investment strategy?

A. Western Asset Money Market Fund (the “Money Market Fund”) seeks maximum current income and preservation of capital. The Fund invests in high-quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. The Fund may invest in all types of money market instruments, including bank obligations, commercial paper, asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments.

Western Asset Government Money Market Fund (the “Government Money Market”) seeks maximum current income and preservation of capital. The Fund invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. While the fixed-income market experienced periods of volatility during the twelve months ended August 31, 2011, investors who assumed greater risk were rewarded, as the spread sectors (non-Treasuries) generally outperformed U.S. Treasuries. Even though growth moderated as the reporting period progressed, the economy continued to expand and corporate profits were often better-than-expected. Also supporting the spread sectors was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These flights to quality were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets. One notable exception was toward the end of the period, as concerns regarding the raising of the U.S. debt ceiling and the subsequent Standard & Poor’s downgrade of U.S. sovereign debt caused investors to gravitate to the relative safety of U.S. Treasury securities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.47% and 2.47%, respectively. Treasury yields fluctuated during the twelve-month reporting period given the aforementioned flights to quality, as well as uncertainties regarding

2	Legg Mason Partners Money Market Trust 2011 Annual Report

Fund overview (cont’d)

Federal Reserve Board (“Fed”)i monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.19%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.07%. On August 31, 2011, yields on two- and ten-year Treasuries were 0.20% and 2.23%, respectively.

Continued historically low short-term interest rates and the Fed’s intention to keep the federal funds rateii between zero and 0.25% until mid-2013 resulted in the yields available from money market securities remaining very low during the fiscal year.

Q. How did we respond to these changing market conditions?

A. In the Money Market Fund, we maintained a long average maturity throughout much of the reporting period to help lock in somewhat higher yields. Toward the end of the reporting period, conditions warranted a more cautious maturity stance. We decreased our exposure to Eurozone banks and maintained liquidity levels significantly above that which is required by the Securities and Exchange Commission’s rules governing the liquidity of money market funds. We increased our exposure to institutions based in Northern Europe, Canada and Australia.

For the Government Money Market Fund, we maintained a long average maturity to help lock in somewhat higher yields. By implementing a barbell strategy, we allocated most of the portfolio in shorter government agency discount notes and in longer-term, both fixed and floating rate, agency coupon securities. We continued to maintain a portion of the portfolio in U.S Treasury securities, as spreads were narrow versus comparable agency securities.

Performance review

Money Market Fund

As of August 31, 2011, the seven-day current yield for Class A shares of the Money Market Fund was 0.01% and the seven-day effective yield, which reflects compounding, was 0.01%.1

Government Money Market Fund

As of August 31, 2011, the seven-day current yield for Class A shares of the Government Money Market Fund was 0.01% and the seven-day effective yield, which reflects compounding, was 0.01%.1

Legg Mason Partners Money Market Trust Yields as of August 31, 2011 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Money Market Fund:
Class A	0.01%	0.01%
Class B	0.01%	0.01%
Class C	0.01%	0.01%
Government Money Market Fund:
Class A	0.01%	0.01%
Class I	0.01%	0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent fee waivers and/or expense reimbursements, the seven-day current yield and the seven-day effective yield for Class A shares of the Money Market Fund would have been -0.44%; the seven-day current yield and the seven-day effective yield for Class B shares of the Money Market Fund would have been -0.77%; the seven-day current yield and the seven-day effective yield for Class C shares of the Money Market Fund would have been

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Legg Mason Partners Money Market Trust 2011 Annual Report	3

-0.82%; the seven-day current yield and the seven-day effective yield for Class A shares of the Government Money Market Fund would have been -0.34%; and the seven-day current yield and the seven-day effective yield for Class I shares of the Government Money Market Fund would have been -0.42%.

The manager has voluntarily undertaken to limit Fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Q. What were the most significant factors affecting Fund performance?

A. Over the reporting period, the U.S. economic recovery remained modest and the exceptionally low interest rate environment helped to make conditions more challenging. Increased volatility and fragile financial conditions, at times, put pressure on funding costs and liquidity conditions. Against this backdrop, it was difficult for the Money Market Fund to generate incremental yield.

The Government Money Market Fund was also impacted by the modest U.S. economic recovery, the very low interest rate environment and pressures on funding costs and liquidity conditions. High-quality liquid investments, such as U.S. government agencies, remained in high demand. This served to keep yields low and impacted the Government Money Market Fund’s ability to generate incremental yield.

Thank you for your investment in the Money Market Fund and the Government Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Funds’ investment goals.

Sincerely,

Western Asset Management Company

September 20, 2011

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Funds. Please see the Funds’ prospectus for a more complete discussion of these and other risks, and the Funds’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

4	Legg Mason Partners Money Market Trust 2011 Annual Report

Fund at a glance† (unaudited)

Western Asset Money Market Fund

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2011 and August 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Partners Money Market Trust 2011 Annual Report	5

Western Asset Government Money Market Fund

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2011 and August 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Partners Money Market Trust 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2011 and held for the six months ended August 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Western Asset Money Market Fund						Western Asset Money Market Fund
Class A	0.01%	$1,000.00	$1,000.10	0.22%	$1.11	Class A	5.00%	$1,000.00	$1,024.10	0.22%	$1.12
Class B	0.01	1,000.00	1,000.10	0.24	1.21	Class B	5.00	1,000.00	1,024.00	0.24	1.22
Class C	0.01	1,000.00	1,000.10	0.25	1.26	Class C	5.00	1,000.00	1,023.95	0.25	1.28
Western Asset Government Money Market Fund						Western Asset Government Money Market Fund
Class A	0.01%	$1,000.00	$1,000.10	0.15%	$0.76	Class A	5.00%	$1,000.00	$1,024.45	0.15%	$0.77
Class I	0.01	1,000.00	1,000.10	0.14	0.71	Class I	5.00	1,000.00	1,024.50	0.14	0.71

[1]	For the six months ended August 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total returns would have been lower. Past performance is no guarantee of future results.

[3]	In order to maintain a minimum yield, additional waivers were implemented.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Partners Money Market Trust 2011 Annual Report	7

Schedules of investments

August 31, 2011

Western Asset Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 100.8%
Certificates of Deposit — 27.5%
Bank of Montreal Chicago	0.170%	10/7/11	$35,000,000	$35,000,000
Bank of Montreal Chicago	0.250%	11/22/11	30,000,000	30,000,000
Bank of Nova Scotia	0.270%	10/7/11	24,150,000	24,150,481
Bank of Nova Scotia	0.300%	2/10/12	10,000,000	10,000,000
Bank of Nova Scotia	0.450%	6/11/12	25,000,000	25,037,217	(a)
Barclays Bank PLC	0.550%	2/24/12	8,000,000	8,000,000
Barclays Bank PLC	0.420%	3/12/12	4,150,000	4,150,000
Credit Agricole Corporate and Investment Bank	0.470%	11/1/11	50,000,000	50,004,224
Credit Suisse New York	0.310%	11/21/11	25,000,000	25,000,000
Deutsche Bank AG NY	0.230%	9/16/11	23,000,000	23,000,096
Deutsche Bank AG NY	0.360%	1/17/12	10,000,000	10,000,000
Lloyds TSB Bank PLC	0.520%	12/28/11	9,000,000	9,001,172
Nordea Bank Finland PLC	0.310%	1/17/12	20,000,000	20,000,000
Rabobank Nederland NY	0.280%	9/7/11	24,750,000	24,750,165
Rabobank Nederland NY	0.320%	10/7/11	25,000,000	25,002,496
Royal Bank of Canada	0.260%	1/13/12	31,850,000	31,850,000
Royal Bank of Canada	0.350%	2/24/12	14,000,000	14,000,000
Skandinaviska Enskilda Banken AB	0.330%	10/13/11	30,000,000	30,001,047
Skandinaviska Enskilda Banken AB	0.420%	11/9/11	23,685,000	23,685,000
Societe Generale NY	0.380%	11/7/11	43,998,000	43,998,000
Standard Chartered Bank	0.190%	10/7/11	11,300,000	11,300,000
Standard Chartered Bank	0.280%	1/11/12	24,800,000	24,800,000
State Street Bank & Trust Co.	0.140%	10/3/11	55,000,000	55,000,000
Sumitomo Mitsui Banking Corp.	0.130%	9/1/11	40,000,000	40,000,000
Sumitomo Mitsui Banking Corp.	0.150%	9/7/11	50,000,000	50,000,000
Svenska Handelsbanken AB	0.335%	9/28/11	10,000,000	10,000,861
Svenska Handelsbanken NY	0.380%	2/3/12	14,000,000	14,000,000
Toronto Dominion Bank NY	0.280%	11/8/11	29,000,000	29,003,279
Toronto Dominion Bank NY	0.235%	11/10/11	25,000,000	25,000,000
UBS AG Stamford Branch	0.280%	12/12/11	36,700,000	36,700,000
UBS AG Stamford CT	0.210%	10/5/11	15,000,000	14,999,858
UBS AG Stamford CT	0.265%	12/16/11	10,000,000	9,998,968
Total Certificates of Deposit				787,432,864
Certificates of Deposit (Euro) — 0.7%
HSBC Bank PLC	0.350%	2/13/12	20,000,000	20,000,457
Commercial Paper — 27.7%
Abbot Laboratories	0.060%	9/6/11	20,000,000	19,999,833	(b)

See Notes to Financial Statements.

8	Legg Mason Partners Money Market Trust 2011 Annual Report

Schedules of investments (cont’d)

August 31, 2011

Western Asset Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Paper — continued
ANZ National International Ltd.	0.260%	12/7/11	$30,400,000	$30,378,703	(b)(c)
Australia & New Zealand Banking Group Ltd.	0.240%	12/16/11	10,000,000	9,992,933	(b)(c)
Australia & New Zealand Banking Group Ltd.	0.300%	1/23/12	10,000,000	9,988,000	(b)(c)
Barclays U.S. Funding LLC	0.100%	9/1/11	40,000,000	40,000,000	(b)
Barclays U.S. Funding LLC	0.350%	11/21/11	50,000,000	49,960,625	(b)
BHP Billiton Finance USA Ltd.	0.150%	10/11/11	25,000,000	24,995,833	(b)
BNZ International Funding Ltd.	0.371%	1/13/12	8,465,000	8,453,342	(b)(c)
Caisse D’Amortissement de la Dette Sociale	0.270%	10/14/11	33,905,000	33,894,066	(b)
Caisse D’Amortissement de la Dette Sociale	0.250%	10/24/11	12,000,000	11,995,583	(b)
Canadian Imperial Bank of Commerce	0.300%	2/10/12	25,000,000	24,966,250	(b)
Coca-Cola Co.	0.140%	10/11/11	1,675,000	1,674,739	(b)(c)
Commerzbank U.S. Finance	0.421%	10/26/11	10,000,000	9,993,583	(b)
Credit Agricole North America Inc.	0.491%	9/23/11	10,000,000	9,997,006	(b)
DnB NOR Bank ASA	0.290%	11/21/11	35,000,000	34,977,163	(b)
DnB NOR Bank ASA	0.250%	12/2/11	1,250,000	1,249,201	(b)(c)
DnB NOR Bank ASA	0.250%	12/7/11	20,000,000	19,986,528	(b)(c)
General Electric Capital Corp.	0.080%	9/9/11	25,000,000	24,999,556	(b)
HSBC USA Inc.	0.080%	9/2/11	30,000,000	29,999,933	(b)
Nestle Capital Corp.	0.195%	1/9/12	30,300,000	30,278,664	(b)(c)
Nordea North America Inc.	0.285%	10/28/11	10,000,000	9,995,488	(b)
NRW.Bank	0.190%	9/12/11	50,000,000	49,997,097	(b)(c)
Procter & Gamble Co.	0.140%	12/5/11	250,000	249,908	(b)(c)
Procter & Gamble Co.	0.170%	1/10/12	19,710,000	19,697,807	(b)(c)
RBS Financial NV	0.481%	11/3/11	50,000,000	49,958,000	(b)
Royal Bank of Scotland	0.531%	2/6/12	15,000,000	14,965,108	(b)
Sanofi-Aventis	0.190%	11/16/11	36,597,000	36,582,321	(b)(c)
Skandinaviska Enskilda Banken AG	0.431%	1/6/12	10,000,000	9,984,831	(b)(c)
Standard Chartered Bank	0.210%	10/17/11	25,000,000	24,993,292	(b)(c)
Svenska Handelsbanken Inc.	0.280%	11/9/11	25,000,000	24,986,583	(b)(c)
Swedbank	0.371%	10/17/11	50,000,000	49,976,361	(b)
Swedbank	0.421%	1/6/12	10,000,000	9,985,183	(b)
Westpac Banking Corp.	0.240%	9/15/11	29,200,000	29,197,275	(b)(c)
Westpac Banking Corp.	0.280%	11/2/11	25,000,000	24,987,945	(b)(c)
Westpac Banking Corp.	0.280%	1/6/12	8,875,000	8,866,233	(b)(c)
Total Commercial Paper				792,204,973
Corporate Bonds & Notes — 8.9%
Commonwealth Bank of Australia	0.402%	3/26/12	100,000,000	100,000,000	(a)(c)
Credit Suisse USA Inc., Senior Notes	6.500%	1/15/12	10,705,000	10,936,514

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2011 Annual Report	9

Western Asset Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — continued
JPMorgan Chase Bank N.A.	0.253%	3/21/12	$95,000,000	$95,000,000	(a)
Nordea Bank AB	0.393%	3/16/12	40,000,000	40,000,000	(a)(c)
Svenska Handelsbanken AB, Senior Notes	2.875%	9/14/12	9,915,000	10,117,551	(c)
Total Corporate Bonds & Notes				256,054,065
Medium-Term Notes — 0.4%
General Electric Capital Corp., Senior Notes	0.422%	7/27/12	11,711,000	11,702,313	(a)
Time Deposits — 16.9%
Bank of Nova Scotia	0.070%	9/1/11	40,000,000	40,000,000
Bank of Tokyo Mitsubishi	0.080%	9/1/11	60,000,000	60,000,000
DnB NOR Bank ASA	0.090%	9/1/11	35,000,000	35,000,000
Lloyds TSB Bank PLC	0.090%	9/1/11	90,000,000	90,000,000
National Australia Bank Grand Cayman	0.060%	9/1/11	90,000,000	90,000,000
Royal Bank of Canada NY	0.040%	9/1/11	55,000,000	55,000,000
Royal Bank of Scotland Cayman	0.100%	9/1/11	35,000,000	35,000,000
Svenska Handelsbanken Grand Cayman	0.090%	9/1/11	40,000,000	40,000,000
Swedbank Grand Cayman	0.100%	9/1/11	40,000,000	40,000,000
Total Time Deposits				485,000,000
U.S. Government Agencies — 11.2%
Federal Farm Credit Bank (FFCB), Discount Notes	0.130%	9/13/11	40,000,000	39,998,267	(b)
Federal Home Loan Bank (FHLB)	0.140%	6/6/12	20,000,000	19,993,451
Federal Home Loan Bank (FHLB)	0.375%	7/24/12	50,000,000	50,000,000
Federal Home Loan Bank (FHLB)	0.490%	9/21/12	20,000,000	20,000,000
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	11/7/11	160,000	159,985	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.080%	1/25/12	100,000,000	99,963,634	(a)
Federal National Mortgage Association (FNMA), Discount Notes	0.135%	12/21/11	40,000,000	39,983,350	(b)
Federal National Mortgage Association (FNMA), Notes	0.172%	9/19/11	50,000,000	49,999,016	(a)
Total U.S. Government Agencies				320,097,703
Repurchase Agreements — 7.5%
Barclays Capital Inc., tri-party repurchase agreement dated 8/31/11; Proceeds at maturity — $213,518,178; (Fully collateralized by U.S. government obligations, 3.375% due 1/15/12; Market value — $217,788,399)	0.030%	9/1/11	213,518,000	213,518,000
Total Investments — 100.8% (Cost — $2,886,010,375#)				2,886,010,375
Liabilities in Excess of Other Assets — (0.8)%				(21,822,692)
Total Net Assets — 100.0%				$2,864,187,683

See Notes to Financial Statements.

10	Legg Mason Partners Money Market Trust 2011 Annual Report

Schedules of investments (cont’d)

August 31, 2011

Western Asset Money Market Fund

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Rate shown represents yield-to-maturity.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2011 Annual Report	11

Western Asset Government Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 100.3%
U.S. Government Agencies — 71.6%
Federal Farm Credit Bank (FFCB), Discount Notes	0.160%	9/6/11	$25,000,000	$24,999,444	(a)
Federal Farm Credit Bank (FFCB), Discount Notes	0.160%	9/7/11	25,000,000	24,999,333	(a)
Federal Farm Credit Bank (FFCB), Discount Notes	0.130%	10/25/11	25,000,000	24,995,125	(a)
Federal Farm Credit Bank (FFCB), Discount Notes	0.291%	11/15/11	25,000,000	24,984,896	(a)
Federal Farm Credit Bank (FFCB), Discount Notes	0.130%	12/12/11	15,000,000	14,994,475	(a)
Federal Farm Credit Bank (FFCB), Notes	0.205%	10/7/11	25,000,000	25,000,000	(b)
Federal Farm Credit Bank (FFCB), Notes	0.230%	11/4/11	37,000,000	36,997,076	(b)
Federal Farm Credit Bank (FFCB), Notes	0.190%	4/10/12	45,000,000	44,997,236	(b)
Federal Farm Credit Bank (FFCB), Notes	0.500%	5/2/12	20,000,000	20,038,578	(b)
Federal Farm Credit Bank (FFCB), Notes	0.210%	5/18/12	50,000,000	49,992,803	(b)
Federal Farm Credit Bank (FFCB), Notes	0.200%	6/27/12	25,000,000	24,997,951	(b)
Federal Farm Credit Bank (FFCB), Notes	0.230%	7/23/12	25,000,000	25,006,766	(b)
Federal Home Loan Bank (FHLB), Discount Notes	0.001-0.010%	9/1/11	32,219,000	32,219,000	(a)
Federal Home Loan Bank (FHLB), Discount Notes	0.040%	9/28/11	15,233,000	15,232,543	(a)
Federal Home Loan Bank (FHLB), Notes	0.189%	9/26/11	30,000,000	29,998,339	(b)
Federal Home Loan Bank (FHLB), Notes	0.132%	10/27/11	39,000,000	38,997,396	(b)
Federal Home Loan Bank (FHLB), Notes	0.280%	2/7/12	50,000,000	50,004,375	(b)
Federal Home Loan Bank (FHLB), Notes	0.280%	2/25/13	20,000,000	20,000,000	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	11/8/11	25,000,000	24,994,806	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100-0.125%	11/28/11	70,000,000	69,979,833	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/2/11	50,000,000	49,987,222	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.142%	2/13/12	25,000,000	24,983,729	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110-0.150%	2/15/12	100,000,000	99,939,694	(a)
Federal National Mortgage Association (FNMA), Discount Notes	0.050%	9/13/11	27,600,000	27,599,540	(a)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	10/20/11	50,000,000	49,989,792	(a)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	1/17/12	25,025,000	25,010,611	(a)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	3/2/12	25,000,000	24,980,938	(a)
Federal National Mortgage Association (FNMA), Notes	0.172%	9/19/11	40,000,000	39,999,213	(b)
Federal National Mortgage Association (FNMA), Notes	2.000%	1/9/12	15,771,000	15,874,986

See Notes to Financial Statements.

12	Legg Mason Partners Money Market Trust 2011 Annual Report

Schedules of investments (cont’d)

August 31, 2011

Western Asset Government Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Notes	0.280%	12/3/12	$18,510,000	$18,515,889	(b)
Total U.S. Government Agencies				1,000,311,589
U.S. Treasury Bills — 17.9%
U.S. Treasury Bills	0.165%	9/29/11	200,000,000	199,974,333	(a)
U.S. Treasury Bills	0.115%	12/1/11	50,000,000	49,985,466	(a)
Total U.S. Treasury Bills				249,959,799
U.S. Treasury Notes — 1.1%
U.S. Treasury Notes	4.500%	4/30/12	15,000,000	15,425,505
Repurchase Agreements — 9.7%
Barclays Capital Inc., tri-party repurchase agreement dated 8/31/11; Proceeds at maturity — $25,000,028; (Fully collateralized by U.S. government obligations, 4.500% due 8/15/39; Market value — $25,500,023)	0.040%	9/1/11	25,000,000	25,000,000
Deutsche Bank Securities Inc., tri-party repurchase agreement dated 8/31/11; Proceeds at maturity — $110,556,184; (Fully collateralized by various U.S. government agency obligations, 1.250% to 5.950% due 3/20/13 to 11/7/36; Market value — $112,767,567)	0.060%	9/1/11	110,556,000	110,556,000
Total Repurchase Agreements				135,556,000
Total Investments — 100.3% (Cost — $1,401,252,893#)				1,401,252,893
Liabilities in Excess of Other Assets — (0.3)%				(4,409,749)
Total Net Assets — 100.0%				$1,396,843,144

(a)	Rate shown represents yield-to-maturity.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2011 Annual Report	13

Statements of assets and liabilities

August 31, 2011

	Western Asset Money Market Fund	Western Asset Government Money Market Fund

Assets:
Investments, at value	$2,886,010,375	$1,401,252,893
Cash	663	234
Interest receivable	815,240	357,554
Receivable for Fund shares sold	788,926	356,902
Prepaid expenses	126,869	71,022
Other assets	251,571	32,611
Total Assets	2,887,993,644	1,402,071,216

Liabilities:
Payable for securities purchased	20,000,000	—
Payable for Fund shares repurchased	1,400,610	4,594,896
Investment management fee payable	1,082,984	132,176
Trustees’ fees payable	468,005	57,325
Service and/or distribution fees payable	259,118	120,784
Distributions payable	93,780	15,364
Accrued expenses	501,464	307,527
Total Liabilities	23,805,961	5,228,072
Total Net Assets	$2,864,187,683	$1,396,843,144

Net Assets:
Par value (Note 6)	$28,639	$13,968
Paid-in capital in excess of par value	2,898,601,939	1,396,788,752
Undistributed (overdistributed) net investment income	(469,839)	3,016
Accumulated net realized gain (loss) on investments	(33,973,056)	37,408
Total Net Assets	$2,864,187,683	$1,396,843,144

Shares Outstanding:
Class A	2,828,872,195	1,395,593,828
Class B	10,113,630	—
Class C	24,864,671	—
Class I	—	1,211,908

Net Asset Value:
Class A	$1.00	$1.00
Class B	$1.00	—
Class C	$1.00	—
Class I	—	$1.00

See Notes to Financial Statements.

14	Legg Mason Partners Money Market Trust 2011 Annual Report

Statements of operations

For the Year Ended August 31, 2011

	Western Asset Money Market Fund	Western Asset Government Money Market Fund

Investment Income:
Interest	$28,321,217	$6,670,354

Expenses:
Investment management fee (Note 2)	33,871,616	14,261,223
Service and/or distribution fees (Notes 2 and 4)	9,026,253	3,387,543
Transfer agent fees (Note 4)	3,862,516	465,962
Legal fees	360,229	195,225
Trustees’ fees	339,108	64,590
Insurance	256,810	111,069
Registration fees	182,973	85,873
Shareholder reports	84,682	112,190
Audit and tax	75,949	54,173
Custody fees	57,811	17,254
Excise tax (Note 1)	—	3,016
Fund accounting fees	—	131,598
Miscellaneous expenses	46,923	1,275
Total Expenses	48,164,870	18,890,991
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(24,369,644)	(12,566,155)
Net Expenses	23,795,226	6,324,836
Net Investment Income	4,525,991	345,518
Net Realized Gain on Investment Transactions	298,820	40,020
Increase from Contribution by Affliate (Note 2)	266,613	—
Increase in Net Assets From Operations	$5,091,424	$385,538

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2011 Annual Report	15

Statements of changes in net assets

Western Asset Money Market Fund

For the years ended August 31,	2011	2010

Operations:
Net investment income	$4,525,991	$11,124,901
Net realized gain	298,820	6,645,871
Proceeds from settlement of a regulatory matter	—	43,691,279	†
Increase from contribution by affiliate (Note 2)	266,613	488,542
Increase in Net Assets From Operations	5,091,424	61,950,593

Distributions to Shareholders From (Notes 1 and 5):
Net investment income	(4,525,980)	(22,018,625)
Decrease in Net Assets From Distributions to Shareholders	(4,525,980)	(22,018,625)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	28,125,744,971	48,358,305,760
Reinvestment of distributions	4,152,449	21,117,806
Cost of shares repurchased	(38,029,677,405)	(53,247,873,928)
Decrease in Net Assets From Fund Share Transactions	(9,899,779,985)	(4,868,450,362)
Decrease in Net Assets	(9,899,214,541)	(4,828,518,394)

Net Assets:
Beginning of year	12,763,402,224	17,591,920,618
End of year*	$2,864,187,683	$12,763,402,224
* Includes overdistributed net investment income of:	$(469,839)	$(843,984)

†	The Fund received $43,447,902, $163,921, $79,044 and $412 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

16	Legg Mason Partners Money Market Trust 2011 Annual Report

Statements of changes in net assets

Western Asset Government Money Market Fund

For the Years Ended August 31,	2011	2010

Operations:
Net investment income	$345,518	$605,294
Net realized gain	40,020	40,527
Proceeds from settlement of a regulatory matter	—	2,744,423	†
Increase in Net Assets From Operations	385,538	3,390,244

Distributions to Shareholders From (Notes 1 and 5):
Net investment income	(872,405)	(2,908,793)
Net realized gains	(43,139)	—
Decrease in Net Assets From Distributions to Shareholders	(915,544)	(2,908,793)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	8,599,886,922	16,174,921,277
Reinvestment of distributions	840,668	2,738,781
Cost of shares repurchased	(12,390,524,417)	(18,361,354,505)
Decrease in Net Assets From Fund Share Transactions	(3,789,796,827)	(2,183,694,447)
Decrease in Net Assets	(3,790,326,833)	(2,183,212,996)

Net Assets:
Beginning of year	5,187,169,977	7,370,382,973
End of year*	$1,396,843,144	$5,187,169,977
* Includes undistributed net investment income of:	$3,016	$526,887

†	The Fund received $2,744,423 for Class A shares related to this distribution.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2011 Annual Report	17

Financial highlights

Western Asset Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1,2]	2011		2010	2009[3]		2008[4]		2007[4]	2006[4,5]

Net asset value, beginning of year	$1.000		$1.000	$1.000		$1.000		$1.000	$1.000

Income (loss) from operations:
Net investment income	0.001		0.001	0.003		0.027		0.048	0.045
Net realized gain (loss)	(0.001)		(0.002)	(0.000)	[6]	0.000	[6]	(0.000) [6]	(0.000)	[6]
Proceeds from settlement of a regulatory matter	—		0.003	—		—		—	—
Total income from operations	0.000	[6]	0.002	0.003		0.027		0.048	0.045

Less distributions from:
Net investment income	(0.000)	[6]	(0.002)	(0.003)		(0.027)		(0.048)	(0.045)
Total distributions	(0.000)	[6]	(0.002)	(0.003)		(0.027)		(0.048)	(0.045)

Net asset value, end of year	$1.000		$1.000	$1.000		$1.000		$1.000	$1.000
Total return[7]	0.04%		0.16%[8]	0.33%[9]		2.73%[9]		4.90%	4.62%

Net assets, end of year (billions)	$3		$13	$17		$20		$29	$25

Ratios to average net assets:
Gross expenses	0.55%		0.54%[10]	0.57%[10,11]		0.51%[10]		0.51%	0.52%[12]
Net expenses[13,14]	0.28	[15,16]	0.26 [10,15,16]	0.55	[10,11,15,16]	0.51	[10]	0.51	0.51	[12,15]
Net investment income	0.05		0.08	0.52	[11]	2.76		4.79	4.55

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.
[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 31, 2009 through August 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]	Amount represents less than $0.0005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects the partial distribution of a payment received due to the settlement of a regulatory matter. Absent this partial distribution, the total return would have been 0.08%. Class A received $43,447,902 related to this distribution.

[9]	If the Fund had not entered into the Capital Support Agreements related to certain investments in structured securities, the total return would have been lower.

[10]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.54% and 0.25%, respectively, for the year ended August 31, 2010, 0.51% and 0.49%, respectively, for the period ended August 31, 2009 and would both have been 0.51% for the year ended December 31, 2008.

[11]	Annualized.

[12]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.51% and 0.50%, respectively.

[13]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[14]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[15]	Reflects fee waivers and/or expense reimbursements.

[16]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

18	Legg Mason Partners Money Market Trust 2011 Annual Report

Financial highlights (cont’d)

Western Asset Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares[1]	2011		2010		2009[2]		2008[3]		2007[4]

Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income (loss) from operations:
Net investment income	0.000	[5]	0.000	[5]	0.001		0.022		0.034
Net realized gain (loss)	0.000	[5]	(0.002)		0.000	[5]	0.000	[5]	(0.000)	[5]
Proceeds from settlement of a regulatory matter	—		0.005		—		—		—
Total income from operations	0.000	[5]	0.003		0.001		0.022		0.034

Less distributions from:
Net investment income	(0.000)	[5]	(0.003)		(0.001)		(0.022)		(0.034)
Total distributions	(0.000)	[5]	(0.003)		(0.001)		(0.022)		(0.034)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[6]	0.01%		0.27%[7]		0.08%[8]		2.22%[8]		3.46%

Net assets, end of year (millions)	$10		$31		$46		$53		$31

Ratios to average net assets:
Gross expenses	1.25%		1.18%		1.12%[9,10]		1.03%[9]		0.98%[10]
Net expenses[11]	0.32	[12,13]	0.32	[12,13]	0.93	[9,10,12,13]	1.03	[9]	0.98	[10]
Net investment income	0.01		0.02		0.12	[10]	2.12		4.31	[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through August 31, 2009.

[3]	For the year ended December 31.

[4]	For the period March 19, 2007 (inception date) to December 31, 2007.

[5]	Amount represents less than $0.0005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects the partial distribution of a payment received due to the settlement of a regulatory matter. Absent this partial distribution, the total return would have been 0.02%. Class B received $163,921 related to this distribution.

[8]	If the Fund had not entered into the Capital Support Agreements related to certain investments in structured securities, the total return would have been lower.

[9]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.90%, respectively, for the period ended August 31, 2009 and would both have been 1.02% for the year ended December 31, 2008.

[10]	Annualized.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2011 Annual Report	19

Western Asset Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class C Shares[1]	2011		2010		2009[2]		2008[3]		2007[4]

Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income (loss) from operations:
Net investment income	0.000	[5]	0.000	[5]	0.001		0.019		0.033
Net realized gain (loss)	(0.003)		(0.001)		0.000	[5]	0.000	[5]	(0.000)	[5]
Contribution by affiliate	0.003		—		—		—		—
Proceeds from settlement of a regulatory matter	—		0.001		—		—		—
Total income from operations	0.000	[5]	0.000	[5]	0.001		0.019		0.033

Less distributions from:
Net investment income	(0.000)	[5]	(0.000)	[5]	(0.001)		(0.019)		(0.033)
Total distributions	(0.000)	[5]	(0.000)	[5]	(0.001)		(0.019)		(0.033)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[6]	0.01	%†	0.03%[7]		0.10%[8]		1.93%[8]		3.35%

Net assets, end of year (millions)	$25		$131		$162		$171		$157

Ratios to average net assets:
Gross expenses	1.09%		1.14%		1.14%[9,10]		1.30%[10]		1.12%[9]
Net expenses[11]	0.33	[12,13]	0.31	[12,13]	0.90	[9,10,12,13]	1.30	[10]	1.12	[9]
Net investment income	0.01		0.02		0.14	[9]	1.90		4.17	[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through August 31, 2009.

[3]	For the year ended December 31.

[4]	For the period March 19, 2007 (inception date) to December 31, 2007.

[5]	Amount represents less than $0.0005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects the partial distribution of a payment received due to the settlement of a regulatory matter. Absent this partial distribution, the total return would have been 0.02%. Class C received $79,044 related to this distribution.

[8]	If the Fund had not entered into the Capital Support Agreements related to certain investments in structured securities, the total return would have been lower.

[9]	Annualized.

[10]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.86%, respectively, for the period ended August 31, 2009 and would both have been 1.29% for the year ended December 31, 2008.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	In order to maintain a minimum yield, additional waivers were implemented.

†	The total return includes a contribution by affiliate. Absent this contribution, the total return would have been (0.28)%.

See Notes to Financial Statements.

20	Legg Mason Partners Money Market Trust 2011 Annual Report

Financial highlights (cont’d)

Western Asset Government Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1,2]	2011		2010		2009[3]		2008[4]		2007[4]	2006[4,5]

Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000	[6]	0.000	[6]	0.002		0.022		0.046	0.044
Net realized gain (loss)[6]	0.000		(0.000)		(0.000)		0.000		(0.000)	0.000
Proceeds from settlement of a regulatory matter	—		0.001		—		—		—	—
Total income from operations	0.000	[6]	0.001		0.002		0.022		0.046	0.044

Less distributions from:
Net investment income	(0.000)	[6]	(0.001)		(0.002)		(0.022)		(0.046)	(0.044)
Net realized gains	(0.000)	[6]	—		—		(0.000)	[6]	—	—
Total distributions	(0.000)	[6]	(0.001)		(0.002)		(0.022)		(0.046)	(0.044)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000	$1.000
Total return[7]	0.02%		0.05%[8]		0.24%		2.24%		4.69%	4.45%

Net assets, end of year (billions)	$1		$5		$7		$8		$6	$3

Ratios to average net assets:
Gross expenses	0.56%		0.55%[9]		0.56%[9,10]		0.53%[9]		0.55%	0.57%[11]
Net expenses[12,13]	0.19	[14,15]	0.30	[9,14,15]	0.55	[9,10,14,15]	0.53	[9]	0.55	0.55 [11,14]
Net investment income	0.01		0.01		0.37	[10]	2.16		4.53	4.37

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2009 through August 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]	Amount represents less than $0.0005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been the same. Class A received $2,744,423 related to this distribution.

[9]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.54% and 0.30%, respectively, for the year ended August 31, 2010, 0.52% and 0.51%, respectively, for the period ended August 31, 2009 and would both have been 0.52% for the year ended December 31, 2008.

[10]	Annualized.

[11]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

[12]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[13]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[14]	Reflects fee waivers and/or expense reimbursements.

[15]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2011 Annual Report	21

Western Asset Government Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class I Shares[1]	2011	2010[2]

Net asset value, beginning of year	$1.000	$1.000

Income from operations:
Net investment income[3]	0.000	0.000
Net realized gain[3]	0.000	0.000
Total income from operations[3]	0.000	0.000

Less distributions from:
Net investment income[3]	(0.000)	(0.000)
Net realized gains[3]	(0.000)	—
Total distributions[3]	(0.000)	(0.000)

Net asset value, end of year	$1.000	$1.000
Total return[4]	0.01%	0.00%[5]

Net assets, end of year (millions)	$1	$1

Ratios to average net assets:
Gross expenses	0.73%	0.46%[6]
Net expenses[7,8,9]	0.17	0.25	[6]
Net investment income	0.01	0.02	[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 2, 2010 (inception date) to August 31, 2010.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

22	Legg Mason Partners Money Market Trust 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Money Market Fund (“Money Market Fund”) and Western Asset Government Money Market Fund (“Government Money Market Fund”) (the “Funds”) are separate diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On July 14, 2010, the Board of Trustees of the Money Market Fund (the “Fund”) has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund. Final liquidation will occur no later than June 30, 2012 and will be coordinated to coincide with the launch of alternate investment products for cash sweep clients and customers of Morgan Stanley Smith Barney, for which the Fund currently serves as a sweep vehicle. The liquidation of the Fund will occur in multiple stages, which commenced with the liquidation of Class I shares on August 27, 2010 (the “Class I Liquidation”).

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Funds have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Partners Money Market Trust 2011 Annual Report	23

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Money Market Fund

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	—	$2,886,010,375	—	$2,886,010,375

†	See Schedule of Investments for additional detailed categorizations.

Government Money Market Fund

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	—	$1,401,252,893	—	$1,401,252,893

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Funds acquire a debt security subject to an obligation of the seller to repurchase, and of the Funds to resell, the security at an agreed-upon price and time, thereby determining the yield during the Funds’ holding period. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks.

24	Legg Mason Partners Money Market Trust 2011 Annual Report

Notes to financial statements (cont’d)

When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income on the shares of each of the Funds, if any, are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Funds have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Funds’ cash on deposit with the bank.

(h) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Funds’ financial statements. However, due to the timing of when distributions are made, the Funds may be subject to an excise tax of 4% of the amount by which 98% of the Funds’ annual taxable income exceeds the distributions from such taxable income for the year. Government Money Market Fund paid $3,016 of Federal excise taxes attributable to calendar year 2010. Under recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Funds’ uncertain tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2011, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the

Legg Mason Partners Money Market Trust 2011 Annual Report	25

applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Funds had the following reclassifications:

Fund	Underdistributed (Overdistributed) Net Investment Income	Paid-in Capital
Money Market Fund(a)	$374,134	$(374,134)
Government Money Market Fund(b)	3,016	(3,016)

(a)	Reclassifications are primarily due to a taxable overdistribution paid by the Fund.

(b)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager and Western Asset Management Company (“Western Asset”) is the Funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Funds.

As a result of expense limitation arrangements between the Funds and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class A shares of the Money Market Fund did not exceed 0.60% and Class A and I shares of Government Money Market Fund did not exceed 0.60% and 0.50%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

26	Legg Mason Partners Money Market Trust 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended August 31, 2011, fees waived and/or expenses reimbursed amounted to $24,369,644 and $12,566,155 for the Money Market Fund and Government Money Market Fund, respectively.

During the year ended August 31, 2011, Legg Mason made a voluntary payment in the amount of $266,613 to the Money Market Fund. During the year ended August 31, 2010, Legg Mason made a contribution to the Money Market Fund of $488,542 as reimbursement for payments advanced to Class I shareholders in connection with the Class I liquidation.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor.

Class A, B and C shares of the Money Market Fund and Class A shares of the Government Money Market Fund acquired through exchanges with shares of other Legg Mason funds are subject to the contingent deferred sales charge (“CDSC”), if any, applicable to the exchanged shares. This could be a maximum of 5.00% for Class B shares and 1.00% for Class A or C shares. Class B shares of the Money Market Fund will convert to Class A shares approximately 8 years after purchase.

For the year ended August 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

Money Market Fund

	Class A	Class B	Class C
CDSCs	$24,000	$35,000	$5,000

Government Money Market Fund

Class A
CDSCs	$9,000

The Funds had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Funds and any payments made pursuant to the Plan will be made from the Funds’ general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of August 31, 2011, the Money Market Fund and the Government Money Market Fund had accrued $253,991 and $32,996, respectively, as deferred compensation payable.

Legg Mason Partners Money Market Trust 2011 Annual Report	27

All officers and one Trustee of the Funds are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2011, neither the Money Market Fund nor the Government Money Market Fund invested in derivative instruments and does not have any intention to do so in the future.

4. Class specific expenses, waivers and/or expense reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Money Market Fund pays a distribution and service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.10%, 0.50% and 0.50% of the average daily net assets of each class, respectively. The Government Money Market Fund pays a distribution and service fee with respect to its Class A shares calculated at the annual rate of 0.10% of the average daily net assets of the Class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2011, class specific expenses were as follows:

Money Market Fund

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$8,518,774	$3,646,769
Class B	88,449	59,271
Class C	419,030	156,476
Total	$9,026,253	$3,862,516

Government Money Market Fund

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$3,387,543	$463,168
Class I	—	2,794
Total	$3,387,543	$465,962

For the year ended August 31, 2011, waivers and/or expense reimbursements by class were as follows:

Money Market Fund

Waivers/Expense Reimbursements
Class A	$23,562,310
Class B	164,418
Class C	642,916
Total	$24,369,644

28	Legg Mason Partners Money Market Trust 2011 Annual Report

Notes to financial statements (cont’d)

Government Money Market Fund

Waivers/Expense Reimbursements
Class A	$12,560,694
Class I	5,461
Total	$12,566,155

5. Distributions to shareholders by class

Money Market Fund

	Year Ended August 31, 2011	Year Ended August 31, 2010
Net Investment Income:
Class A	$4,515,794	$21,713,388
Class B	1,774	86,747
Class C	8,412	45,945
Class I1	—	172,545
Total	$4,525,980	$22,018,625

[1]	On August 27, 2010, Class I shares were liquidated (Note 1).

Government Money Market Fund

	Year Ended August 31, 2011	Year Ended August 31, 2010
Net Investment Income:
Class A	$872,306	$2,908,759
Class I	99	34	[1]
Total	$872,405	$2,908,793

Net Realized Gains:
Class A	$43,130	—
Class I	9	—	[1]
Total	$43,139	—

[1]	For the period June 2, 2010 (inception date) to August 31, 2010.

6. Shares of beneficial interest

At August 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. The Trust has the ability to issue multiple classes of shares.

Legg Mason Partners Money Market Trust 2011 Annual Report	29

Transactions in shares of each class were as follows:

Money Market Fund

	Year Ended August 31, 2011	Year Ended August 31, 2010
Class A
Shares sold	28,060,550,041	48,191,547,516
Shares issued on reinvestment	4,142,852	20,873,963
Shares repurchased	(37,837,716,091)	(52,855,849,333)
Net decrease	(9,773,023,198)	(4,643,427,854)

Class B
Shares sold	2,314,040	10,378,460
Shares issued on reinvestment	1,720	86,078
Shares repurchased	(22,802,131)	(26,442,398)
Net decrease	(20,486,371)	(15,977,860)

Class C
Shares sold	62,880,890	81,913,806
Shares issued on reinvestment	7,877	44,652
Shares repurchased	(169,159,183)	(112,995,955)
Net decrease	(106,270,416)	(31,037,497)

Class I1
Shares sold	—	74,465,978
Shares issued on reinvestment	—	113,113
Shares repurchased	—	(252,586,242)
Net decrease	—	(178,007,151)
[1]	On August 27, 2010, Class I shares were liquidated (Note 1).

Government Money Market Fund

	Year Ended August 31, 2011	Year Ended August 31, 2010
Class A
Shares sold	8,598,362,190	16,174,079,898
Shares issued on reinvestment	840,561	2,738,747
Shares repurchased	(12,389,383,736)	(18,361,340,842)
Net decrease	(3,790,180,985)	(2,184,522,197)

Class I
Shares sold	1,524,732	841,379	[1]
Shares issued on reinvestment	107	34	[1]
Shares repurchased	(1,140,681)	(13,663)	[1]
Net increase	384,158	827,750

[1]	For the period June 2, 2010 (inception date) to August 31, 2010.

30	Legg Mason Partners Money Market Trust 2011 Annual Report

Notes to financial statements (cont’d)

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Funds made the following distributions:

	Record Date	Payable Date	Class A	Class B	Class C	Class I
Money Market Fund	Daily	9/30/2011	$0.000009	$0.000009	$0.000009	N/A
Government Money Market Fund	Daily	9/30/2011	$0.000009	N/A	N/A	$0.000009

The tax character of distributions paid during the fiscal year ended August 31, 2011 were as follows:

	Money Market Fund	Government Money Market Fund
Distributions Paid From:
Ordinary income	$4,525,980	$915,544

The tax character of distributions paid during the fiscal year ended August 31, 2010 were as follows:

	Money Market Fund	Government Money Market Fund
Distributions Paid From:
Ordinary income	$22,018,625	$2,908,793

As of August 31, 2011, there were no material differences between the book and tax components of net assets for Money Market Fund and Government Money Market Fund.

During the taxable year ended August 31, 2011, the Money Market Fund utilized $565,433 of capital loss carryover available from prior years. As of August 31, 2011, the Money Market Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2017	$(33,973,056)

This amount will be available to offset future taxable capital gains. However, since a plan to liquidate the Fund no later than June 30, 2012 has been approved (see Note 1), all or some portion of the capital loss carryforward may expire unutilized. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former

Legg Mason Partners Money Market Trust 2011 Annual Report	31

distributor of the Funds, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates

32	Legg Mason Partners Money Market Trust 2011 Annual Report

Notes to financial statements (cont’d)

to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the

Legg Mason Partners Money Market Trust 2011 Annual Report	33

Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

34	Legg Mason Partners Money Market Trust 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Money Market Trust:

We have audited the accompanying statements of assets and liabilities of Western Asset Money Market Fund and Western Asset Government Money Market Fund, each a series of Legg Mason Partners Money Market Trust, including the schedules of investments, as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the two-year period then ended, for the period from January 1, 2009 to August 31, 2009 and each of the years or periods in the three-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Money Market Fund and Western Asset Government Money Market Fund as of August 31, 2011, the results of their operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

The Board of Trustees of Western Asset Money Market Fund approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund. Final liquidation of the Fund is expected to occur no later than June 30, 2012.

New York, New York

October 17, 2011

Legg Mason Partners Money Market Trust	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Money Market Fund and Western Asset Government Money Market Fund (the “Funds”) are conducted by management under the supervision and subject to the direction of their Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-877-721-1926 or 1-212-857-8181.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

36	Legg Mason Partners Money Market Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Legg Mason Partners Money Market Trust	37

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

38	Legg Mason Partners Money Market Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Legg Mason Partners Money Market Trust	39

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	Legg Mason Partners Money Market Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Partners Money Market Trust	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2011:

Record Date:	Daily	Daily
Payable Date:	September 2010 - December 2010	January 2011 - August 2011
Interest from Federal Obligations
Money Market Fund	4.38%	3.92%
Government Money Market Fund	47.23%	40.23%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Money Market Fund

Western Asset

Government Money Market Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset* Servicing

4400 Computer Drive

Westborough, MA 01581

*	BNY Mellon Asset Servicing is co-transfer agent to Western Asset Money Market Fund

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Money Market Fund

Western Asset Government Money Market Fund

The Funds are a separate investment series of Legg Mason Partners Money Market Trust, a Maryland statutory trust.

Legg Mason Partners Money Market Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Funds at 1-877-721-1926 or 1-212-857-8181.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926 or 1-212-857-8181, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the above noted Funds of Legg Mason Partners Money Market Trust. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX0100735 10/11 SR11-1495

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2010 and August 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $225,725 in 2010 and $288,200 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $58,400 in 2010 and $47,700 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,750 in 2010 and

$21,850 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public

Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2011.

(h)	Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: October 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: October 24, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: October 24, 2011